                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

MESSAGE FROM OUR CEO        "THE REPUTATION OF A THOUSAND YEARS MAY BE
                            DETERMINED BY THE CONDUCT OF ONE HOUR." ANCIENT
                            JAPANESE PROVERB

                            We have said it time and again in our Goals,
                            Strategy and Culture statement, "We exist for our
                            clients and are driven by their needs." Wellington
                            Management's reputation is built on this principle.
                            We know that our reputation is our most valuable
                            asset as that reputation attracts clients and
                            promotes their trust and confidence in our firm's
                            capabilities. We entrust our clients' interests and
                            the firm's reputation every day to each Wellington
                            Management employee around the world. Each of us
                            must take constant care that our actions fully meet
                            our duties as fiduciaries for our clients. Our
                            clients' interests must always come first; they
                            cannot and will not be compromised.

                            We have learned through many experiences, that when
                            we put our clients first, we are doing the right
                            thing. If our standards slip, or our focus wanes, we
                            risk the loss of everything we have worked so hard
                            to build together over the years.

                            It is important that we all remember "client, firm,
                            person" is our most fundamental guiding principle.
                            This high ethical standard is embodied in our Code
                            of Ethics. The heart of the Code of Ethics goes to
                            our obligation to remain vigilant in protecting the
                            interests of our clients above our own. We encourage
                            you to become familiar with all facets of the Code
                            and trust that you will embrace and comply with both
                            the letter and the spirit of the Code.

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                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

TABLE OF CONTENTS           Standards of Conduct                                       4
                            Ethical Considerations Regarding Confidentiality           5
                            Ethical Considerations Regarding Open-end Mutual Fund
                               Transactions                                            5
                            Policy on Personal Securities Transactions                 6
                               Covered Accounts                                        6
                               Transactions Subject to Pre-clearance and Reporting     8
                               Requesting Pre-clearance                                8
                               Restrictions on Covered Transactions and Other
                                  Restrictions                                         9
                                  Blackout Periods                                     9
                                  Short Term Trading                                  10
                                  Securities of Brokerage Firms                       11
                                  Short Sales, Options and Margin Transactions        11
                                  Derivatives                                         11
                                  Initial Public Offerings ("IPOs")                   12
                                  Private Placements                                  12
                                  ETFs and HOLDRs                                     12
                               Transactions Subject to Reporting Only                 12
                                  Transactions Exempt from Pre-clearance and
                                     Reporting                                        13
                            Exemptive Procedure for Personal Trading                  14
                            Reporting and Certification Requirements                  14
                               Initial Holdings Report                                15
                               Duplicate Brokerage Confirmations and Statements       15
                               Duplicate Annual Statements for Wellington Managed
                                  Funds                                               16
                               Quarterly Reporting of Transactions and Brokerage
                                  Accounts                                            16
                               Annual Holdings Report                                 17
                               Quarterly Certifications                               17
                               Annual Certifications                                  18
                               Review of Reports and Additional Requests              18
                            Gifts, Travel and Entertainment Opportunities and
                               Sensitive Payments                                     18
                               General Principles                                     18
                               Accepting Gifts                                        19
                               Accepting Travel and Entertainment Opportunities
                                  and Tickets                                         19
                               Solicitation of Gifts, Contributions, or
                                  Sponsorships                                        21
                               Giving Gifts (other than Entertainment
                                  Opportunities)                                      22
                               Giving Entertainment Opportunities                     22
                               Sensitive Payments                                     23
                            Other Activities                                          23
                            Violations of the Code of Ethics                          24

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                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

TABLE OF CONTENTS           APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                            APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL
                                         SECURITIES TRANSACTIONS
                            APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND
                                         ENTERTAINMENT

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                                                                          Page 3

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

STANDARDS OF CONDUCT        Wellington Management Company, LLP and its
                            affiliates ("Wellington Management") have a
                            fiduciary duty to investment company and investment
                            counseling clients that requires each Employee to
                            act solely for the benefit of clients. As a firm and
                            as individuals, our conduct (including our personal
                            trading) must recognize that the firm's clients
                            always come first and that we must avoid any abuse
                            of our positions of trust and responsibility.

                            Each Employee is expected to adhere to the highest
                            standard of professional and ethical conduct and
                            should be sensitive to situations that may give rise
                            to an actual conflict or the appearance of a
                            conflict with our clients' interests, or have the
                            potential to cause damage to the firm's reputation.
                            To this end, each Employee must act with integrity,
                            honesty, dignity and in a highly ethical manner.
                            Each Employee is also required to comply with all
                            applicable securities laws. Moreover, each Employee
                            must exercise reasonable care and professional
                            judgment to avoid engaging in actions that put the
                            image of the firm or its reputation at risk. While
                            it is not possible to anticipate all instances of
                            potential conflict or unprofessional conduct, the
                            standard is clear.

                            This Code of Ethics (the "Code") recognizes that our
                            fiduciary obligation extends across all of our
                            affiliates, satisfies our regulatory obligations and
                            sets forth the policy regarding Employee conduct in
                            those situations in which conflicts with our
                            clients' interests are most likely to develop. ALL
                            EMPLOYEES ARE SUBJECT TO THIS CODE AND ADHERENCE TO
                            THE CODE IS A BASIC CONDITION OF EMPLOYMENT. IF AN
                            EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF
                            ANY ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED
                            THE CODE, OR BECOMES AWARE OF A VIOLATION OF THE
                            CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD CONSULT
                            TRACY SOEHLE, OUR GLOBAL COMPLIANCE MANAGER, AT
                            617.790.8149, SELWYN NOTELOVITZ, OUR CHIEF
                            COMPLIANCE OFFICER AT 617.790.8524, CYNTHIA CLARKE,
                            OUR GENERAL COUNSEL AT 617.790.7426, OR LORRAINE
                            KEADY, THE CHAIR OF THE ETHICS COMMITTEE AT
                            617.951.5020.

                            The Code reflects the requirements of United States
                            law, Rule 17j-1 of the Investment Company Act of
                            1940, as amended on August 31, 2004, and Rule 204A-1
                            under the Investment Advisers Act of 1940. The term
                            "Employee" for purposes of this Code, includes all
                            Partners and employees worldwide (including
                            temporary personnel compensated directly by
                            Wellington Management and other temporary personnel
                            to the extent that their tenure with Wellington
                            Management exceeds 90 days).

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                                                                          Page 4

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

ETHICAL CONSIDERATIONS      CONFIDENTIALITY IS A CORNERSTONE OF WELLINGTON
REGARDING CONFIDENTIALITY   MANAGEMENT'S FIDUCIARY OBLIGATION TO ITS CLIENTS AS
                            WELL AS AN IMPORTANT PART OF THE FIRM'S CULTURE.

                            Use and Disclosure of Information

                            Information acquired in connection with employment
                            by the organization, including information regarding
                            actual or contemplated investment decisions,
                            portfolio composition, research, research
                            recommendations, firm activities, or client
                            interests, is confidential and may not be used in
                            any way that might be contrary to, or in conflict
                            with the interests of clients or the firm. Employees
                            are reminded that certain clients have specifically
                            required their relationship with our firm to be
                            treated confidentially.

                            Specific reference is made to the firm's Portfolio
                            Holdings Disclosure Policy and Procedures,
                            accessible on the Wellington Management intranet,
                            which addresses the appropriate and authorized
                            disclosure of a client's portfolio holdings.

                            "Inside Information"

                            Specific reference is made to the firm's Statement
                            of Policy on the Receipt and Use of Material,
                            Non-Public Information (i.e., "inside information"),
                            accessible on the Wellington Management intranet,
                            which applies to personal securities transactions as
                            well as to client transactions.

ETHICAL CONSIDERATIONS      Wellington Management requires that an Employee
REGARDING OPEN-END          engaging in mutual fund investments ensure that all
MUTUAL FUND TRANSACTIONS    investments in open-end mutual funds comply with the
                            funds' rules regarding purchases, redemptions, and
                            exchanges.

                            Wellington Management has a fiduciary relationship
                            with the mutual funds and variable insurance
                            portfolios for which it serves as investment adviser
                            or sub-adviser, including funds organized outside
                            the US ("Wellington Managed Funds"). Accordingly, an
                            Employee may not engage in any activity in
                            Wellington Managed Funds that might be perceived as
                            contrary to or in conflict with the interests of
                            such funds or their shareholders.

                            The Code's personal trading reporting requirements
                            extend to transactions and holdings in Wellington
                            Managed Funds (excluding money market funds). A
                            complete list of the Wellington Managed Funds is
                            available to Employees via the Wellington Management
                            intranet. Please refer to "Reporting and
                            Certification Requirements" for further details.

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                                                                          Page 5

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

POLICY ON PERSONAL          All Employees are required to clear their personal
SECURITIES TRANSACTIONS     securities transactions (as defined below) prior to
                            execution, report their transactions and holdings
                            periodically, and refrain from transacting either in
                            certain types of securities or during certain
                            blackout periods as described in more detail in this
                            section.

                            EMPLOYEES SHOULD NOTE THAT WELLINGTON MANAGEMENT'S
                            POLICIES AND PROCEDURES WITH RESPECT TO PERSONAL
                            SECURITIES TRANSACTIONS ALSO APPLY TO TRANSACTIONS
                            BY A SPOUSE, DOMESTIC PARTNER, CHILD OR OTHER
                            IMMEDIATE FAMILY MEMBER RESIDING IN THE SAME
                            HOUSEHOLD AS THE EMPLOYEE.

                            COVERED ACCOUNTS

                            Definition of "Personal Securities Transactions"

                            A personal securities transaction is a transaction
                            in which an Employee has a beneficial interest.

                            Definition of "Beneficial Interest"

                            An Employee is considered to have a beneficial
                            interest in any transaction in which the Employee
                            has the opportunity to directly or indirectly profit
                            or share in the profit derived from the securities
                            transacted. An Employee is presumed to have a
                            beneficial interest in, and therefore an obligation
                            to pre-clear and report, the following:

                            1
                            Securities owned by an Employee in his or her name.

                            2
                            Securities owned by an individual Employee
                            indirectly through an account or investment vehicle
                            for his or her benefit, such as an IRA, family trust
                            or family partnership.

                            3
                            Securities owned in which the Employee has a joint
                            ownership interest, such as property owned in a
                            joint brokerage account.

                            4
                            Securities in which a member of the Employee's
                            immediate family (e.g., spouse, domestic partner,
                            minor children and other dependent relatives) has a
                            direct,

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                                                                          Page 6

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            indirect or joint ownership interest if the
                            immediate family member resides in the same
                            household as the Employee.

                            5
                            Securities owned by trusts, private foundations or
                            other charitable accounts for which the Employee has
                            investment discretion (other than client accounts of
                            the firm).

                            If an Employee believes that he or she does not have
                            a beneficial interest in the securities listed
                            above, the Employee should provide the Global
                            Compliance Group (the "Compliance Group") with
                            satisfactory documentation that the Employee has no
                            beneficial interest in the security and exercises no
                            control over investment decisions made regarding the
                            security (see "Exceptions" below). Any question as
                            to whether an Employee has a beneficial interest in
                            a transaction, and therefore an obligation to
                            pre-clear and report the transaction, should be
                            directed to the Compliance Group.

                            Exceptions

                            If an Employee has a beneficial interest in an
                            account which the Employee feels should not be
                            subject to the Code's pre-clearance and reporting
                            requirements, the Employee should submit a written
                            request for clarification or an exemption to the
                            Global Compliance Manager. The request should name
                            the account, describe the nature of the Employee's
                            interest in the account, the person or firm
                            responsible for managing the account, and the basis
                            upon which the exemption is being claimed. Requests
                            will be considered on a case-by-case basis. An
                            example of a situation where grounds for an
                            exemption may be present is an account in which the
                            Employee has no influence or control (e.g., the
                            Employee has a professionally managed account over
                            which the Employee has given up discretion.

                            In all transactions involving such an account an
                            Employee should, however, conform to the spirit of
                            the Code and avoid any activity which might appear
                            to conflict with the interests of the firm's
                            clients, or with the Employee's position within
                            Wellington Management. In this regard, please refer
                            to the "Ethical Considerations Regarding
                            Confidentiality" section of this Code.

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                                                                          Page 7

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND REPORTING
                            "COVERED TRANSACTIONS"

                            ALL EMPLOYEES MUST CLEAR THEIR PERSONAL SECURITIES
                            TRANSACTIONS PRIOR TO EXECUTION, EXCEPT AS
                            SPECIFICALLY EXEMPTED IN SUBSEQUENT SECTIONS OF THE
                            CODE. CLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS
                            FOR PUBLICLY TRADED SECURITIES WILL BE IN EFFECT FOR
                            24 HOURS FROM THE TIME OF APPROVAL. TRANSACTIONS IN
                            THE FOLLOWING SECURITIES ARE "COVERED TRANSACTIONS"
                            AND THEREFORE MUST BE PRE-CLEARED AND REPORTED:

                            o    bonds (including municipal bonds)

                            o    stock (including shares of closed-end funds and
                                 funds organized outside the US that have a
                                 structure similar to that of closed-end funds)

                            o    exchange-traded funds not listed on Appendix A

                            o    notes

                            o    convertibles

                            o    preferreds

                            o    ADRs

                            o    single stock futures

                            o    limited partnership and limited liability
                                 company interests (for example, hedge funds not
                                 sponsored by Wellington Management or an
                                 affiliate)

                            o    options on securities

                            o    warrants, rights, etc., whether publicly traded
                                 or privately placed

                            See Appendix B for a summary of securities subject
                            to pre-clearance and reporting, securities subject
                            to reporting only, and securities exempt from
                            pre-clearance and reporting.

                            REQUESTING PRE-CLEARANCE

                            Pre-clearance for Covered Transactions must be
                            obtained by submitting a request via the
                            intranet-based Code of Ethics Compliance System
                            ("COEC"). Approval must be obtained prior to placing
                            the trade with a broker. An Employee is responsible
                            for ensuring that the proposed transaction does not
                            violate Wellington Management's policies or
                            applicable securities laws and regulations by virtue
                            of the Employee's responsibilities at Wellington
                            Management or the information that he or she may
                            possess about the securities or the issuer. The
                            Compliance Group will maintain confidential records
                            of all requests for approval. Covered Transactions
                            offered through a participation in a private
                            placement (including both securities and partnership
                            interests) are

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                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            subject to special clearance by the Chief Compliance
                            Officer or the General Counsel or their designees,
                            and the clearance will remain in effect for a
                            reasonable period thereafter, not to exceed 90 days
                            (See, "Private Placements").

                            An Employee wishing to seek an exemption from the
                            pre-clearance requirement for a security or
                            instrument not covered by an exception (see below)
                            that has similar characteristics to an excepted
                            security or transaction should submit a request in
                            writing to the Global Compliance Manager.

                            RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER
                            RESTRICTIONS ON PERSONAL TRADING

                            Covered Transactions are restricted and will be
                            denied pre-clearance under the circumstances
                            described below. Please note that the following
                            restrictions on Covered Transactions apply equally
                            to the Covered Transaction and to instruments
                            related to the Covered Transaction. A related
                            instrument is any security or instrument issued by
                            the same entity as the issuer of the Covered
                            Transaction, including options, rights, warrants,
                            preferred stock, bonds and other obligations of that
                            issuer or instruments otherwise convertible into
                            securities of that issuer.

                            THE RESTRICTIONS AND BLACKOUT PERIODS PRESCRIBED
                            BELOW ARE DESIGNED TO AVOID CONFLICT WITH OUR
                            CLIENTS' INTERESTS. HOWEVER, PATTERNS OF TRADING
                            THAT MEET THE LETTER OF THE RESTRICTIONS BUT ARE
                            INTENDED TO CIRCUMVENT THE RESTRICTIONS ARE ALSO
                            PROHIBITED. IT IS EXPECTED THAT EMPLOYEES WILL
                            COMPLY WITH THE RESTRICTIONS BELOW IN GOOD FAITH AND
                            CONDUCT THEIR PERSONAL SECURITIES TRANSACTIONS IN
                            KEEPING WITH THE INTENDED PURPOSE OF THIS CODE.

                            1
                            Blackout Periods

                            No Employee may engage in Covered Transactions
                            involving securities or instruments which the
                            Employee knows are actively contemplated for
                            transactions on behalf of clients, even though no
                            buy or sell orders have been placed. This
                            restriction applies from the moment that an Employee
                            has been informed in any fashion that any Portfolio
                            Manager intends to purchase or sell a specific
                            security or instrument. This is a particularly
                            sensitive area and one in which each Employee must
                            exercise caution to avoid actions which, to his or
                            her knowledge, are in conflict or in competition
                            with the interests of clients.

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                                                                          Page 9

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            Employee Blackout Periods

                            An Employee will be denied pre-clearance for Covered
                            Transactions that are:

                            o    being bought or sold on behalf of clients until
                                 one trading day after such buying or selling is
                                 completed or canceled;

                            o    the subject of a new or changed action
                                 recommendation from a research analyst until 10
                                 business days following the issuance of such
                                 recommendation;

                            o    the subject of a re-issued but unchanged
                                 recommendation from a research analyst until 2
                                 business days following re-issuance of the
                                 recommendation.

                            Portfolio Manager Additional Blackout Period

                            In addition to the above, an Employee who is a
                            Portfolio Manager may not engage in a personal
                            transaction involving any security for 7 calendar
                            days prior to, and 7 calendar days following, a
                            transaction in the same security for a client
                            account managed by that Portfolio Manager without a
                            special exemption. See "Exemptive Procedures for
                            Personal Trading" below.

                            Portfolio Managers include all designated portfolio
                            managers and other investment professionals that
                            have portfolio management responsibilities for
                            client accounts or who have direct authority to make
                            investment decisions to buy or sell securities, such
                            as investment team members and analysts involved in
                            Research Equity portfolios.

                            2
                            Short Term Trading

                            No Employee may take a "short term trading" profit
                            with respect to a Covered Transaction, which means a
                            sale, closing of a short position or expiration of
                            an option at a gain within 60 calendar days of its
                            purchase (beginning on trade date plus one), without
                            a special exemption. See "Exemptive Procedures for
                            Personal Trading" on page 14. The 60-day trading
                            prohibition does not apply to transactions resulting
                            in a loss.

                            An Employee engaging in mutual fund investments must
                            ensure that all investments and transactions in
                            open-end mutual funds, including funds organized
                            outside the US, comply with the funds' rules
                            regarding purchases, redemptions, and exchanges.

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                                                                         Page 10

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            3
                            Securities of Brokerage Firms

                            An Employee engaged in Global Trading and an
                            Employee with portfolio management responsibility
                            for client accounts may not engage in personal
                            transactions involving any equity or debt securities
                            of any company whose primary business is that of a
                            broker/dealer. A company is deemed to be in the
                            primary business as a broker/dealer if it derives
                            more than 15 percent of its gross revenues from
                            broker/dealer related activities.

                            4
                            Short Sales, Options and Margin Transactions

                            THE CODE STRONGLY DISCOURAGES SHORT SALES, OPTIONS
                            AND MARGIN TRANSACTIONS. Subject to pre-clearance,
                            an Employee may engage in short sales, options and
                            margin transactions, however, an Employee engaging
                            in such transactions should recognize the danger of
                            being "frozen" or subject to a forced close out
                            because of the general restrictions that apply to
                            personal transactions as noted above. These types of
                            activities are risky not only because of the nature
                            of the transactions, but also because action
                            necessary to close out a position may become
                            prohibited under the Code while the position remains
                            open. FOR EXAMPLE, YOU MAY NOT BE ABLE TO CLOSE OUT
                            SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In
                            specific cases of hardship, an exception may be
                            granted by the Chief Compliance Officer or the
                            General Counsel with respect to an otherwise
                            "frozen" transaction.

                            Particular attention should be paid to margin
                            transactions. An Employee should understand that
                            brokers of such transactions generally have the
                            authority to automatically sell securities in the
                            Employee's brokerage account to cover a margin call.
                            Such sale transactions will be in violation of the
                            Code unless they are pre-cleared. An Employee
                            engaging in margin transactions should not expect
                            that exceptions will be granted after the fact for
                            these violations.

                            5
                            Derivatives

                            Transactions in derivative instruments shall be
                            restricted in the same manner as the underlying
                            security. An Employee engaging in derivative
                            transactions should also recognize the danger of
                            being "frozen" or subject to a forced close out
                            because of the general restrictions that apply to
                            personal transactions as described in more detail in
                            paragraph 4 above.

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                                                                         Page 11

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            6
                            Initial Public Offerings ("IPOs")

                            No Employee may engage in personal transactions
                            involving the direct purchase of any security (debt
                            or equity) in an IPO (including initial offerings of
                            closed-end funds). This restriction also includes
                            new issues resulting from spin-offs, municipal
                            securities, and thrift conversions, although in
                            limited cases the purchase of such securities in an
                            offering may be approved by the Chief Compliance
                            Officer or the General Counsel upon determining that
                            approval would not violate any policy reflected in
                            this Code. This restriction does not apply to
                            initial offerings of open-end mutual funds, US
                            government issues or money market instruments.

                            7
                            Private Placements

                            AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A PRIVATE
                            PLACEMENT TRANSACTION (INCLUDING HEDGE FUNDS THAT
                            ARE NOT SPONSORED BY WELLINGTON MANAGEMENT OR ONE OF
                            ITS AFFILIATES) UNLESS APPROVAL OF THE CHIEF
                            COMPLIANCE OFFICER, THE GENERAL COUNSEL OR THEIR
                            RESPECTIVE DESIGNEES HAS BEEN OBTAINED. This
                            approval will be based upon a determination that the
                            investment opportunity need not be reserved for
                            clients, that the Employee is not being offered the
                            investment opportunity due to his or her employment
                            with Wellington Management, and other relevant
                            factors on a case-by-case basis.

                            8
                            Exchange Traded Funds ("ETFs") and HOLDRs

                            AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.

                            Transactions in exchange traded funds are permitted.
                            However, transactions in exchange traded funds not
                            listed on Appendix A are Covered Transactions that
                            must be pre-cleared and reported. Transactions in
                            exchange traded funds listed on Appendix A are not
                            Covered Transactions and accordingly, are not
                            subject to pre-clearance or reporting.

                            TRANSACTIONS SUBJECT TO REPORTING ONLY (NO NEED TO
                            PRE-CLEAR)

                            Pre-clearance is not required, but reporting is
                            required for transactions in:

                            1
                            Open-end mutual funds and variable insurance
                            products that are managed by Wellington Management
                            or any of its affiliates, INCLUDING FUNDS ORGANIZED
                            OUTSIDE THE US THAT HAVE A STRUCTURE SIMILAR TO THAT
                            OF OPEN-END MUTUAL FUNDS,

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                                                                         Page 12

                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            if held outside of the Wellington Retirement and
                            Pension Plan ("WRPP"). A list of Wellington Managed
                            Funds is available via the Wellington Management
                            intranet.

                            2
                            Non-volitional transactions to include:

                            o    automatic dividend reinvestment and stock
                                 purchase plan acquisitions;

                            o    transactions that result from a corporate
                                 action applicable to all similar security
                                 holders (such as splits, tender offers,
                                 mergers, stock dividends, etc.).

                            3
                            Gift transactions to include:

                            o    gifts of securities to an Employee if the
                                 Employee has no control of the timing;

                            o    gifts of securities from an Employee to an
                                 individual so long as the recipient of the gift
                                 confirms in writing that the recipient has no
                                 present intention to sell the securities
                                 received from the Employee;

                            o    gifts of securities from an Employee to a
                                 not-for-profit organization. For this purpose,
                                 a not-for-profit organization includes only
                                 those trusts and other entities exclusively for
                                 the benefit of one or more not-for-profit
                                 organizations and does not include so-called
                                 split interest trusts (no writing is required);

                            o    gifts of securities from an Employee to other
                                 trusts or investment vehicles, including
                                 charitable lead trusts, charitable remainder
                                 trusts, family partnerships and family trusts,
                                 so long as the recipient of the gift confirms
                                 in writing that the recipient has no present
                                 intention to sell the securities received from
                                 the Employee.

                            Even if the gift of a security from an Employee does
                            not require pre-clearance under these rules, a
                            subsequent sale of the security by the recipient of
                            the gift must be pre-cleared and reported IF the
                            Employee is deemed to have a beneficial interest in
                            the security (for example, if the Employee has
                            investment discretion over the recipient or the
                            recipient is a family member living in the same
                            house as the Employee).

                            TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND REPORTING

                            Pre-clearance and reporting is not required for
                            transactions in:

                            o    US government securities

                            o    Exchange Traded Funds listed in Appendix A

                            o    money market instruments

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                            CODE OF ETHICS

                            o    Collective Investment Funds sponsored by
                                 Wellington Trust Company, na ("trust company
                                 pools")

                            o    hedge funds sponsored by Wellington Management
                                 or any of its affiliates

                            o    broad-based stock index and US government
                                 securities futures and options on such futures

                            o    commodities futures

                            o    currency futures

                            o    open-end mutual funds and variable insurance
                                 products, including funds organized outside the
                                 US with a structure similar to that of an
                                 open-end mutual fund, that are not managed by
                                 Wellington Management or any of its affiliates

EXEMPTIVE PROCEDURE         In cases of hardship, the Chief Compliance Officer,
FOR PERSONAL TRADING        Global Compliance Manager, the General Counsel, or
                            their respective designees can grant exemptions from
                            the personal trading restrictions in this Code. The
                            decision will be based on a determination that a
                            hardship exists and the transaction for which an
                            exemption is requested would not result in a
                            conflict with our clients' interests or violate any
                            other policy embodied in this Code. Other factors
                            that may be considered include: the size and holding
                            period of the Employee's position in the security,
                            the market capitalization of the issuer, the
                            liquidity of the security, the amount and timing of
                            client trading in the same or a related security,
                            and other relevant factors.

                            Any Employee seeking an exemption should submit a
                            written request to the Chief Compliance Officer,
                            Global Compliance Manager or the General Counsel,
                            setting forth the nature of the hardship along with
                            any pertinent facts and reasons why the employee
                            believes that the exemption should be granted.
                            Employees are cautioned that exemptions are intended
                            to be exceptions, and repetitive requests for
                            exemptions by an Employee are not likely to be
                            granted.

                            Records of the approval of exemptions and the
                            reasons for granting exemptions will be maintained
                            by the Compliance Group.

REPORTING AND               Records of personal securities transactions by
CERTIFICATION               Employees and their immediate family members will be
REQUIREMENTS                maintained. All Employees are subject to the
                            following reporting and certification requirements:

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                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            1
                            Initial Holdings Report

                            New Employees are required to file an Initial
                            Holdings Report and a Disciplinary Action Disclosure
                            form within ten (10) calendar days of joining the
                            firm. New Employees must disclose all of their
                            security holdings in Covered Transactions including
                            private placement securities, and Wellington Managed
                            Funds, at this time. New Employees are also required
                            to disclose all of their brokerage accounts or other
                            accounts holding Wellington Managed Funds (including
                            IRA Accounts, 529 Plans, custodial accounts and 401K
                            Plans outside of WRPP) at that time, even if the
                            only securities held in such accounts are mutual
                            funds. Personal trading is prohibited until these
                            reports are filed. The forms can be filed via the
                            COEC that is accessible on the Wellington Management
                            intranet.

                            PLEASE NOTE THAT YOU DO NOT NEED TO REPORT MUTUAL
                            FUNDS OR TRUST COMPANY POOLS HELD WITHIN THE WRPP
                            (THIS INFORMATION WILL BE OBTAINED FROM THE WRPP
                            ADMINISTRATOR); AND YOU NEED NOT REPORT WELLINGTON
                            MANAGED FUNDS THAT ARE MONEY MARKET FUNDS.

                            2
                            Duplicate Brokerage Confirmations and Statements for
                            Covered Transactions Employees may place securities
                            transactions with the broker of their choosing. All
                            Employees must require their securities brokers to
                            send duplicate confirmations of their Covered
                            Transactions and quarterly account statements to the
                            Compliance Group. Brokerage firms are accustomed to
                            providing this service.

                            To arrange for the delivery of duplicate
                            confirmations and quarterly statements, each
                            Employee must complete a Duplicate Confirmation
                            Request Form for each brokerage account that is used
                            for personal securities transactions of the Employee
                            and each account in which the Employee has a
                            beneficial interest and return the form to the
                            Compliance Group. The form can be obtained from the
                            Compliance Group. The form must be completed and
                            returned to the Compliance Group prior to any
                            transactions being placed with the broker. The
                            Compliance Group will process the request with the
                            broker in order to assure delivery of the
                            confirmations and quarterly statements directly to
                            the Compliance Group and to preserve the
                            confidentiality of this information. When possible,
                            the duplicate confirmation requirement will be
                            satisfied by

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                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            electronic means. Employees should not send the
                            completed forms to their brokers directly.

                            If under local market practice, brokers are not
                            willing to deliver duplicate confirmations and/or
                            quarterly statements to the Compliance Group, it is
                            the Employee's responsibility to provide promptly
                            the Compliance Group with a duplicate confirmation
                            (either a photocopy or facsimile) for each trade and
                            quarterly statement.

                            3
                            Duplicate Annual Statements for Wellington Managed
                            Funds. Employees must provide duplicate Annual
                            Statements to the Compliance Group with respect to
                            their holdings in Wellington Managed Funds.

                            4
                            Quarterly Reporting of Transactions and Brokerage
                            Accounts SEC rules require that a quarterly record
                            of all personal securities transactions be submitted
                            by each person subject to the Code's requirements
                            within 30 calendar days after the end of each
                            calendar quarter and that this record be available
                            for inspection. To comply with these SEC rules,
                            every Employee must file a quarterly personal
                            securities transaction report electronically
                            utilizing the COEC accessible to all Employees via
                            the Wellington Management intranet by this deadline.

                            AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES WILL
                            BE REMINDED OF THE SEC FILING REQUIREMENT. AN
                            EMPLOYEE THAT FAILS TO FILE WITHIN THE SEC'S 30
                            CALENDAR DAY DEADLINE WILL, AT A MINIMUM, BE
                            PROHIBITED FROM ENGAGING IN PERSONAL TRADING UNTIL
                            THE REQUIRED FILINGS ARE MADE AND MAY GIVE RISE TO
                            OTHER SANCTIONS.

                            Transactions during the quarter as periodically
                            entered via the COEC by the Employee are displayed
                            on the Employee's reporting screen and must be
                            affirmed if they are accurate. Holdings not acquired
                            through a broker and certain holdings that were not
                            subject to pre-clearance (as described below) must
                            also be entered by the Employee.

                            ALL EMPLOYEES ARE REQUIRED TO SUBMIT A QUARTERLY
                            REPORT, EVEN IF THERE WERE NO REPORTABLE
                            TRANSACTIONS DURING THE QUARTER. THE QUARTERLY
                            REPORT MUST INCLUDE TRANSACTION INFORMATION
                            REGARDING:

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                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            o    all Covered Transactions (as defined on page
                                 8);

                            o    all Wellington Managed Funds (as defined on
                                 page 5);

                            o    any new brokerage account established during
                                 the quarter including the name of the broker,
                                 dealer or bank and the date the account was
                                 established;

                            o    non-volitional transactions (as described on
                                 page 13); and

                            o    gift transactions (as described on page 13).

                            Transactions in Wellington Managed Funds and
                            non-volitional transactions must be reported even
                            though pre-clearance is not required. For
                            non-volitional transactions, the nature of the
                            transaction must be clearly specified in the report.
                            Non-volitional transactions include automatic
                            dividend reinvestment and stock purchase plan
                            acquisitions, gifts of securities to and from the
                            Employee, and transactions that result from
                            corporate actions applicable to all similar security
                            holders (such as splits, tender offers, mergers,
                            stock dividends).

                            5
                            Annual Holdings Report

                            SEC Rules also require that each Employee file, on
                            an annual basis, a schedule indicating their
                            personal securities holdings as of December 31 of
                            each year by the following February 14th. SEC Rules
                            require that this report include the title, number
                            of shares and principal amount of each security held
                            in an Employee's personal account and the accounts
                            for which the Employee has a beneficial interest,
                            and the name of any broker, dealer or bank with whom
                            the Employee maintains an account. "Securities" for
                            purposes of this report are Covered Transactions,
                            Wellington Managed Funds and those that must be
                            reported as indicated in the prior section.

                            Employees are also required to disclose all of their
                            brokerage accounts at this time, even if the only
                            securities held in such accounts are mutual funds.

                            6
                            Quarterly Certifications

                            As part of the quarterly reporting process on the
                            COEC, Employees are required to confirm their
                            compliance with the provisions of this Code of
                            Ethics. In addition, each Employee is also required
                            to identify any issuer for which the Employee owns
                            more than 0.5% of the outstanding securities.

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                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            7
                            Annual Certifications

                            As part of the annual reporting process on the COEC,
                            each Employee is required to certify that:

                            o    The Employee has read the Code and understands
                                 its terms and requirements;

                            o    The Employee has complied with the Code during
                                 the course of his or her association with the
                                 firm;

                            o    The Employee has disclosed and reported all
                                 personal securities transactions and brokerage
                                 accounts required to be disclosed or reported;

                            o    The Employee will continue to comply with the
                                 Code in the future;

                            o    The Employee will promptly report to the
                                 Compliance Group, the General Counsel, or the
                                 Chair of the Ethics Committee any violation or
                                 possible violation of the Code of which the
                                 Employee becomes aware; and

                            o    The Employee understands that a violation of
                                 the Code may be grounds for disciplinary action
                                 or termination and may also be a violation of
                                 federal and/or state securities laws.

                            8
                            Review of Reports and Additional Requests

                            All reports filed in accordance with this section
                            will be maintained and kept confidential by the
                            Compliance Group. Such reports will be reviewed by
                            the Chief Compliance Officer or his/her designee.
                            The firm may request other reports and
                            certifications from Employees as may be deemed
                            necessary to comply with applicable regulations and
                            industry best practices.

GIFTS, TRAVEL AND           Occasionally, an Employee may be offered gifts or
ENTERTAINMENT               entertainment opportunities by clients, brokers,
OPPORTUNITIES, AND          vendors or other organizations with whom the firm
SENSITIVE PAYMENTS          transacts business. The giving and receiving of
                            gifts and opportunities to travel and attend
                            entertainment events from such sources are subject
                            to the general principles outlined below and are
                            permitted only under the circumstances specified in
                            this section of the Code.

                            1
                            GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL AND
                            ENTERTAINMENT OPPORTUNITIES, AND SENSITIVE PAYMENTS

                            o    An Employee cannot give or accept a gift or
                                 participate in an entertainment opportunity if
                                 the frequency and/or value of the gift or
                                 entertainment opportunity may be considered
                                 excessive or extravagant.

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                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            o    An Employee cannot give or receive a gift,
                                 travel and entertainment opportunity or
                                 sensitive payment if, in doing so, it would
                                 create or appear to create a conflict with the
                                 interests of our clients or the firm, or have a
                                 detrimental impact on the firm's reputation.

                            o    With regard to gifts and entertainment
                                 opportunities covered and permitted under the
                                 Code, under no circumstances is it acceptable
                                 for an Employee to resell a gift or ticket to
                                 an entertainment event.

                            2
                            ACCEPTING GIFTS

                            The only gift (other than entertainment tickets)
                            that may be accepted by an Employee is a gift of
                            nominal value (i.e. a gift whose reasonable value is
                            no more than $100) and promotional items (e.g. pens,
                            mugs, t-shirts and other logo bearing items). Under
                            no circumstances may an Employee accept a gift of
                            cash, including a cash equivalent such as a gift
                            certificate, bond, security or other items that may
                            be readily converted to cash.

                            Acceptance of a gift that is directed to Wellington
                            Management as a firm should be cleared with the
                            Employee's Business Manager. Such a gift, if
                            approved, will be accepted on behalf of, and treated
                            as the property of, the firm.

                            If an Employee receives a gift that is prohibited
                            under the Code, it must be declined or returned in
                            order to protect the reputation and integrity of
                            Wellington Management. Any question as to the
                            appropriateness of any gift should be directed to
                            the Chief Compliance Officer, the General Counsel or
                            the Chair of the Ethics Committee.

                            3
                            ACCEPTING TRAVEL AND ENTERTAINMENT OPPORTUNITIES AND
                            TICKETS

                            Wellington Management recognizes that occasional
                            participation in entertainment opportunities with
                            representatives from organizations with whom the
                            firm transacts business, such as clients, brokers,
                            vendors or other organizations, can be useful
                            relationship building exercises. Examples of such
                            entertainment opportunities are: lunches, dinners,
                            cocktail parties, golf outings or regular season
                            sporting events.

                            Accordingly, OCCASIONAL participation by an Employee
                            in such entertainment opportunities for legitimate
                            business purposes is permitted provided that:

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                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            o    a representative from the hosting organization
                                 attends the event with the Employee;

                            o    the primary purpose of the event is to discuss
                                 business or build a business relationship;

                            o    the Employee demonstrates high standards of
                                 personal behavior;

                            o    participation complies with the following
                                 requirements for entertainment tickets,
                                 lodging, car and limousine services, and air
                                 travel.

                            ENTERTAINMENT TICKETS

                            An Employee occasionally may accept ONE TICKET to an
                            entertainment event ONLY IF THE HOST WILL ATTEND THE
                            EVENT WITH THE EMPLOYEE AND THE FACE VALUE OF THE
                            TICKET OR ENTRANCE FEE IS $200 OR LESS, not
                            including the value of food that may be provided to
                            the Employee before, during, or after the event. An
                            Employee is required to obtain prior approval from
                            his or her Business Manager before accepting any
                            other entertainment opportunity.

                            An Employee is strongly discouraged from
                            participating in the following situations and may
                            not participate unless prior approval from his/her
                            Business Manager is obtained:

                            o    the entertainment ticket has a face value above
                                 $200; if approved by a Business Manager, the
                                 Employee is required to reimburse the host for
                                 the full face value of the ticket;

                            o    the Employee wants to accept more than one
                                 ticket; if approved by a Business Manager, the
                                 Employee is required to reimburse the host for
                                 the aggregate face value of the tickets
                                 regardless of each ticket's face value;

                            o    the entertainment event is unusual or high
                                 profile (e.g., a major sporting event); if
                                 approved by a Business Manager, the Employee is
                                 required to reimburse the host for the full
                                 face value of the ticket regardless of what the
                                 face value might be;

                            o    the host has extended an invitation to the
                                 entertainment event to numerous Employees.

                            Business Managers must clear their own participation
                            in the above situations with the Chief Compliance
                            Officer or Chair of the Ethics Committee.

                            EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF WITH,
                            AND ADHERE TO, ANY ADDITIONAL POLICIES AND
                            PROCEDURES REGARDING ENTERTAINMENT OPPORTUNITIES AND
                            TICKETS THAT MAY BE ENFORCED BY HIS/HER BUSINESS
                            MANAGER.

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                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            LODGING

                            An Employee is not permitted to accept a gift of
                            lodging in connection with any entertainment
                            opportunity. Rather, an Employee must pay for
                            his/her own lodging expense in connection with any
                            entertainment opportunity. If an Employee
                            participates in an entertainment opportunity for
                            which lodging is arranged and paid for by the host,
                            the Employee must reimburse the host for the
                            equivalent cost of the lodging, as determined by
                            Wellington Management's Travel Manager. It is the
                            Employee's responsibility to ensure that the host
                            accepts the reimbursement and whenever possible,
                            arrange for reimbursement prior to attending the
                            entertainment event. Lodging connected to an
                            Employee's business travel will be paid for by
                            Wellington.

                            CAR AND LIMOUSINE SERVICES

                            An Employee must exercise reasonable judgment with
                            respect to accepting rides in limousines and with
                            car services. Except where circumstances warrant
                            (e.g., where safety is a concern), an Employee is
                            discouraged from accepting limousine and car
                            services paid for by a host when the host is not
                            present.

                            AIR TRAVEL

                            An Employee is not permitted to accept a gift of air
                            travel in connection with any entertainment
                            opportunity. Rather, an Employee must pay for
                            his/her own air travel expense in connection with
                            any entertainment opportunity. If an Employee
                            participates in an entertainment opportunity for
                            which air travel is arranged and paid for by the
                            host, the Employee must reimburse the host for the
                            equivalent cost of the air travel, as determined by
                            Wellington Management's Travel Manager. It is the
                            Employee's responsibility to ensure that the host
                            accepts the reimbursement and whenever possible,
                            arrange for reimbursement prior to attending the
                            entertainment event. Use of private aircraft or
                            charter flights arranged by the host for
                            entertainment related travel is prohibited. Air
                            travel that is connected to an Employee's business
                            travel will be paid for by Wellington Management.

                            4
                            SOLICITATION OF GIFTS, CONTRIBUTIONS, OR
                            SPONSORSHIPS
                            An Employee may not solicit gifts,
                            entertainment tickets, gratuities, contributions
                            (including charitable contributions), or
                            sponsorships from brokers, vendors, clients or
                            companies in which the firm invests or conducts
                            research. Similarly, an Employee is prohibited from
                            making such requests through Wellington Management's
                            Trading Department or any other

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                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            Wellington Management Department or employee (this
                            prohibition does not extend to personal gifts or
                            offers of Employee owned tickets between Employees).

                            5
                            GIVING GIFTS (other than Entertainment
                            Opportunities) In appropriate circumstances, it may
                            be acceptable for the firm or its Employees to
                            extend gifts to clients or others who do business
                            with Wellington Management. Gifts of cash (including
                            cash equivalents such as gift certificates, bonds,
                            securities or other items that may be readily
                            converted to cash) or excessive or extravagant
                            gifts, as measured by the total value or quantity of
                            the gift(s), are prohibited. Gifts with a face value
                            in excess of $100 must be cleared by the Employee's
                            Business Manager.

                            An Employee should be certain that the gift does not
                            give rise to a conflict with client interests, or
                            the appearance of a conflict, and that there is no
                            reason to believe that the gift violates any
                            applicable code of conduct of the recipient. Gifts
                            are permitted only when made in accordance with
                            applicable laws and regulations, and in accordance
                            with generally accepted business practices in the
                            various countries and jurisdictions where Wellington
                            Management does business.

                            6
                            GIVING ENTERTAINMENT OPPORTUNITIES

                            An Employee is not permitted to source tickets to
                            entertainment events from Wellington Management's
                            Trading Department or any other Wellington
                            Management Department or employee, brokers, vendors,
                            or other organizations with whom the firm transacts
                            business (this prohibition does not extend to
                            personal gifts or offers of Employee owned tickets
                            between Employees). Similarly, an Employee is
                            prohibited from sourcing tickets on behalf of
                            clients or prospects from ticket vendors.

                            CLIENT EVENTS AND ENTERTAINMENT ORGANIZED, HOSTED
                            AND ATTENDED BY ONE OR MORE WELLINGTON MANAGEMENT
                            EMPLOYEES ARE NOT SUBJECT TO THIS PROHIBITION AND
                            ARE OUTSIDE THE SCOPE OF THIS CODE.

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                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            7
                            SENSITIVE PAYMENTS

                            An Employee may not participate on behalf of the
                            firm, a subsidiary, or any client, directly or
                            indirectly, in any of the following transactions:

                            o    Use of the firm's name or funds to support
                                 political candidates or issues, or elected or
                                 appointed government officials;

                            o    Payment or receipt of bribes, kickbacks, or
                                 payment or receipt of any money in violation of
                                 any law applicable to the transaction;

                            o    Payments to government officials or government
                                 employees that are unlawful or otherwise not in
                                 accordance with regulatory rules and generally
                                 accepted business practices of the governing
                                 jurisdiction.

                            An Employee making contributions or payments of any
                            kind may do so in his/her capacity as an individual,
                            but may not use or in any way associate Wellington
                            Management's name with such contributions or
                            payments (except as may be required under applicable
                            law). Employees should be mindful of these general
                            principals when making donations to charities
                            sponsored by clients.

                            8
                            QUESTIONS AND CLARIFICATIONS

                            Any question as to the appropriateness of gifts,
                            travel and entertainment opportunities, or payments
                            should be discussed with the Chief Compliance
                            Officer, Global Compliance Manager, the General
                            Counsel, or the Chair of the Ethics Committee.

OTHER ACTIVITIES            Outside Activities

                            All outside business affiliations (e.g.,
                            directorships, officerships or trusteeships) of any
                            kind or membership in investment organizations
                            (e.g., an investment club) must be approved by an
                            Employee's Business Manager and cleared by the Chief
                            Compliance Officer, the General Counsel or the Chair
                            of the Ethics Committee prior to the acceptance of
                            such a position to ensure that such affiliations do
                            not present a conflict with our clients' interests.
                            New Employees are required to disclose all outside
                            business affiliations to their Business Manager upon
                            joining the firm. As a general matter, directorships
                            in public companies or companies that may reasonably
                            be expected to become public companies will not be
                            authorized because of the potential for conflicts
                            that may impede our freedom to act in the best
                            interests of clients. Service with charitable
                            organizations generally will be authorized, subject
                            to considerations related to time required during
                            working hours, use of proprietary information and

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                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            disclosure of potential conflicts of interest.
                            Employees who engage in outside business and
                            charitable activities are not acting in their
                            capacity as employees of Wellington Management and
                            may not use Wellington Management's name.

                            Outside Employment

                            Employees who are officers of the firm may not seek
                            additional employment outside of Wellington
                            Management without the prior written approval of the
                            Human Resources Department. All new Employees are
                            required to disclose any outside employment to the
                            Human Resources Department upon joining the firm.

VIOLATIONS OF THE           COMPLIANCE WITH THE CODE IS EXPECTED AND VIOLATIONS
CODE OF ETHICS              OF ITS PROVISIONS ARE TAKEN SERIOUSLY. Employees
                            must recognize that the Code is a condition of
                            employment with the firm and a serious violation of
                            the Code or related policies may result in
                            dismissal. Since many provisions of the Code also
                            reflect provisions of the US securities laws,
                            Employees should be aware that violations could also
                            lead to regulatory enforcement action resulting in
                            suspension or expulsion from the securities
                            business, fines and penalties, and imprisonment.

                            The Compliance Group is responsible for monitoring
                            compliance with the Code. Violations or potential
                            violations of the Code will be considered by some
                            combination of the Chief Compliance Officer, the
                            General Counsel, the Chair of the Ethics Committee
                            and the Vice Chair of the Ethics Committee, who will
                            jointly decide if the violation or potential
                            violation should be discussed with the Ethics
                            Committee, the Employee's Business Manager, and/or
                            the firm's senior management. Further, a violation
                            or potential violation of the Code by an Associate
                            or Partner of the firm will be discussed with the
                            Managing Partners. Sanctions for a violation of the
                            Code may be determined by the Ethics Committee, the
                            Employee's Business Manager, senior management, or
                            the Managing Partners depending on the Employee's
                            position at the firm and the nature of the
                            violation.

                            Transactions that violate the Code's personal
                            trading restrictions will presumptively be subject
                            to being reversed and any profit realized from the
                            position disgorged, unless the Employee establishes
                            to the satisfaction of the Ethics Committee that
                            under the particular circumstances disgorgement
                            would be an unreasonable remedy for the violation.
                            If disgorgement is required, the proceeds shall be
                            paid to any client disadvantaged by the transaction,
                            or to a charitable organization, as determined by
                            the Ethics Committee.

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                            Wellington Management Company, llp
                            Wellington Trust Company, na
                            Wellington Management International Ltd
                            Wellington International Management Company Pte Ltd.
                            Wellington Global Investment Management Ltd

                            CODE OF ETHICS

                            Violations of the Code's reporting and certification
                            requirements will result in a suspension of personal
                            trading privileges and may give rise to other
                            sanctions.

FURTHER INFORMATION         Questions regarding interpretation of this Code or
                            questions related to specific situations should be
                            directed to the Chief Compliance Officer, the
                            General Counsel or the Chair of the Ethics
                            Committee.

                            Revised: January 1, 2005

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                                                                         Page 25

                                                                      APPENDIX A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting
Requirements)

SYMBOL   NAME
------   -----------------------------------------------
RSP      Rydex S&P Equal Weighted Index
DGT      streetTRACKS Dow Jones US Global Titan
DSG      streetTRACKS Dow Jones US Small Cap Growth
DSV      streetTRACKS Dow Jones US Small Cap Value
ELG      streetTRACKS Dow Jones US Large Cap Growth
ELV      streetTRACKS Dow Jones US Large Cap Value
FFF      streetTRACKS FORTUNE 500 Index
GLD      streetTRACKS Gold Shares
LQD      iShares Goldman Sachs $ InvesTop Corporate Bond
SHY      iShares Lehman 1-3 Year Treasury
IEF      iShares Lehman 7-10 Year Treasury
TLT      iShares Lehman 20+ Year Treasury
TIP      iShares Lehman TIPs
AGG      iShares Lehman Aggregate
EFA      iShares MSCI EAFE
EEM      iShares MSCI Emerging Markets
NY       iShares NYSE 100
NYC      iShares NYSE Composite
IJH      iShares S&P MidCap 400 Index Fund
IJJ      iShares S&P Midcap 400/BARRA Value
IJK      iShares S&P Midcap 400/BARRA Growth
IJR      iShares S&P SmallCap 600 Index Fund
IJS      iShares S&P SmallCap 600/BARRA Value
IJT      iShares S&P SmallCap 600/BARRA Growth
IOO      iShares S&P Global 100
OEF      iShares S&P 100 Index Fund
ISI      iShares S&P 1500
IVE      iShares S&P 500/BARRA Value Index Fund
IVV      iShares S&P 500 Index Fund
IVW      iShares S&P 500/BARRA Growth Index Fund
IWB      iShares Russell 1000 Index Fund
IWD      iShares Russell 1000 Value Index Fund
IWF      iShares Russell 1000 Growth Index Fund
IWM      iShares Russell 2000
IWN      iShares Russell 2000 Value
IWO      iShares Russell 2000 Growth
IWP      iShares Russell Midcap Growth
IWR      iShares Russell Midcap
IWS      iShares Russell Midcap Value
IWV      iShares Russell 3000 Index Fund
IWW      iShares Russell 3000 Value
IWZ      iShares Russell 3000 Growth
IYY      iShares Dow Jones U.S. Total Market Index Fund
JKD      iShares Morningstar Large Core
JKE      iShares Morningstar Large Growth

                                                                      APPENDIX A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting
Requirements)

SYMBOL   NAME
------   -----------------------------------------------
JKF      iShares Morningstar Large Value
JKG      iShares Morningstar Mid Core
JKH      iShares Morningstar Mid Growth
JKI      iShares Morningstar Mid Value
JKJ      iShares Morningstar Small Core
JKK      iShares Morningstar Small Growth
JKL      iShares Morningstar Small Value
VB       Vanguard Small Cap VIPERs
VBK      Vanguard Small Cap Growth VIPERs
VBR      Vanguard Small Cap Value VIPERs
VO       Vanguard MidCap VIPERs
VTI      Vanguard Total Stock Market VIPERs
VTV      Vanguard Value VIPERs
VUG      Vanguard Growth VIPERs
VXF      Vanguard Extended Market VIPERs
VV       Vanguard Large Cap VIPERs

This appendix may be amended at the discretion of the Ethics Committee.

Dated January 1, 2006

Personal Securities Transactions                                      Appendix B

YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:

Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government )
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A*
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (including hedge funds NOT managed by WMC)
Limited Liability Company Interests (including hedge funds NOT managed by WMC)
Options on Securities
Warrants
Rights

YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:

Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.)
Open-end Mutual Funds (other than money market funds) and variable insurance products advised or
sub-advised by WMC, including offshore funds ("Wellington Managed Funds")
Transactions in the following ETFs:  DIA, QQQQ, SPY, MDY*
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor
advised fund
Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee
represents that he/she has no present intention of selling the security

YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:

Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by
   GNMA & PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government
Commodities Futures
Foreign Currency Transactions

*    Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The
     Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these
     ETFs need to be reported as part of your quarterly reporting.

Personal Securities Transactions                                      Appendix B

PROHIBITED TRANSACTIONS:

HOLDRS
Initial Public Offerings ("IPOs")

This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006

*    Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The
     Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these
     ETFs need to be reported as part of your quarterly reporting.

Gifts and Entertainment                                               Appendix C

                                                PERMITTED                            RESTRICTIONS
                                     ---------------------------------   ---------------------------------

ACCEPTING AN INDIVIDUAL GIFT         Gifts with a value of $100 or       Gifts of cash, gift certificates
                                     less are generally permitted.       or other item readily convertible
                                                                         to cash cannot be accepted.
                                                                         Gifts valued at over $100 cannot
                                                                         be accepted.

ACCEPTING A FIRM GIFT                                                    Employee's Business Manager must
                                                                         approve prior to accepting.

ACCEPTING ENTERTAINMENT              Permissible only if participation   Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS            is occasional, host is present,     or entrance fee with face value
                                     event has a legitimate business     over $200, more than one ticket,
                                     purpose, ticket or entrance fee     ticket to high profile or unusual
                                     has face value of $200 or less,     event, or event where numerous
                                     event is not unusual or high        Wellington Employees are invited.
                                     profile or could not be deemed      Business Manager approval
                                     excessive.                          required for above situations and
                                                                         Employee must pay for ticket.

ACCEPTING LODGING                    Employee cannot accept gift of      Employee must pay cost of lodging
                                     lodging                             in connection with any
                                                                         entertainment opportunity.

ACCEPTING CAR/LIMO SERVICE           Exercise reasonable judgment and    Discouraged from accepting when
                                     host must be present.               host is not present unless safety
                                                                         is a concern

ACCEPTING AIR TRAVEL- COMMERCIAL     Employee cannot accept gift of      Employee must pay air travel
                                     air travel                          expenses in connection with any
                                                                         entertainment opportunity.

ACCEPTING AIR TRAVEL - PRIVATE       Employee cannot accept gift of      Employee cannot accept gift of
                                     private air travel.                 private air travel.

GIVING GIFTS                         Gifts to clients valued at $100     Gifts valued at over $100 require
                                     or less are acceptable provided     approval of employee's Business
                                     gift is not cash or cash            Manager.
                                     equivalent.

GIVING ENTERTAINMENT OPPORTUNITIES                                       Employees cannot source tickets
                                                                         on behalf of clients from other
                                                                         employees or from ticket vendors.